UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04917

Morgan Stanley Mortgage Securities Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2020

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Mortgage Securities Trust

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Mortgage Securities Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	12
Expense Example	14
Portfolio of Investments	16
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	52
Report of Independent Registered Public Accounting Firm	57
Investment Advisory Agreement Approval	58
Liquidity Risk Management Program	61
Privacy Notice	62
Trustee and Officer Information	65
Federal Tax Notice	71

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Mortgage Securities Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2020

Total Return for the 12 Months Ended October 31, 2020
Class A	Class L	Class I	Class C	Class IS	Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index[1]	Lipper U.S. Mortgage Funds Index[2]
1.73%	1.45%	2.46%	0.97%	2.14%	3.95%	4.40%

The performance of Morgan Stanley Mortgage Securities Trust's (the "Fund") five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

After a turbulent close to 2019, and a promising start to 2020 with credit spreads beginning to tighten again, the global spread of COVID-19 roiled nearly all markets in March 2020 and became the central focus of nearly every business, household and certainly the financial markets. The positive fundamental credit environment in both the U.S. and Europe quickly turned negative as large segments of the economy shut down, and the backdrop of low unemployment quickly changed with a surge of service sector layoffs.

However, governments and central banks responded swiftly and with an unprecedented magnitude of monetary and fiscal stimulus. Over the past eight months, the Federal Reserve (Fed) has cut interest rates to 0%, purchased over $1.2 trillion agency mortgage-backed securities (MBS) to drive mortgage rates to record lows, and launched a $100 billion Term Asset-Backed Securities Lending Facility (TALF) financing program for commercial mortgage-backed securities (CMBS) and consumer-related asset-backed securities (ABS) to ensure that those lending channels remain open and properly functioning. On the fiscal side, Congress passed the $2 trillion CARES Act in March 2020 that included direct cash payments to lower-income taxpayers, provided forgivable loans for small businesses and loans for struggling industries such as airlines and hotels, allowed mortgage forbearance to distressed homeowners, and allowed borrowers in agency loans to request up to six months of forbearance initially and another six months if needed. Congress has also extended all of its emergency funding programs including its Paycheck Protection Program (PPP) for small business loans, and the Fed extended TALF an additional three months through the end of 2020. The Federal Housing Finance Agency (FHFA) also extended its moratorium on foreclosures until the end of 2020, which is supportive of the mortgage market. Additionally, as of the close of the reporting period, Congress was still working on a follow-up to its $2 trillion CARES Act from March, with the current debate over $1 trillion versus $3 trillion in additional aid.

The European Central Bank (ECB) upsized its Pandemic Emergency Purchase Program (PEPP) from the initial €750 billion to €1.35 trillion and approved an unprecedented €1.8 trillion budget and coronavirus relief fund during the third quarter of 2020. The Bank of England (BOE) cut interest rates to 0.1%, increased its asset purchase program by £200 billion and launched a small business assistance program.

U.S. economic conditions remain weak, with jobless claims now exceeding 60 million since March 2020 and the unemployment rate near 7% as of October 2020.(i) COVID-19 infection rates are rising globally and fears of further economic shutdowns have increased. However, the "silver bullet" of a vaccine looks increasingly promising based on recent developments, but still likely to be a 2021 event. With the election of President-elect Biden but the lack of a "blue wave," the degree of future fiscal stimulus remains uncertain and the Fed may be out of bullets beyond maintaining current policies.

Through the end of the first quarter of 2020, spreads in the more credit-oriented sectors of the securitized market gapped wider due to the COVID-19-related turbulence, with AAA-rated spreads widening over 300 basis points at the March 2020 lows and BBB-rated and BB-rated spreads widening in some instances by more than 1,000 basis points at their lows.(ii) There was a clear tiering in the performance and subsequent recovery, with higher quality assets and securities that received support from the Fed recovering most rapidly, while more credit-sensitive securities continued to languish well into the second and even third quarters of 2020. However, all credit-oriented securities have bounced back significantly since the end of the first quarter 2020. For higher quality sectors (AAA-rated ABS, CMBS and RMBS), spreads have now fully retraced to pre-COVID-19 levels. For BBB-rated and BB-rated assets, spread recovery has been more varied, with some sectors nearly fully retracing (auto and credit card ABS and single-family rental CMBS), while others continue to lag behind (non-performing loan RMBS, aircraft ABS and most CMBS — especially CMBS backed by hotels and shopping centers).

In the 12-month period, agency mortgage-backed securities (MBS) was the best performing sector, bolstered by the Fed's purchase program and the market's pursuit of liquidity and high credit quality assets. Current coupon agency MBS nominal spreads tightened 22 basis points to 78 basis points above interpolated U.S. Treasuries in the 12-month period.(ii) The yield of the Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index (the "Index") fell 1.11% to 1.34% and returned 3.95% over the 12-month period, significantly underperforming the Bloomberg Barclays U.S. Treasury Index,* which returned 6.95% over the same period, as lower interest rate levels have exacerbated prepayment concerns.(iii) The duration of the Index shortened 0.6 years to 2.2 years at the end of October 2020, but was still up materially from 1.3 years at the end of April 2020.(iii) Thirty-year mortgage rates fell significantly during the 12-month period to 2.80% at the end of October 2020, the lowest rate in U.S.

*  The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.

(i)  Source: U.S. Department of Labor and Bureau of Labor Statistics.

(ii)  Source: Bloomberg L.P. Data as of October 31, 2020.

(iii)  Source: Bloomberg Barclays. Data as of October 31, 2020.

history.(iv) Lower mortgage rates helped support home affordability, but also increased mortgage financing risk for agency MBS. Despite the work-from-home environment, mortgage servicers have been extremely efficient and, due in part to these record low mortgage rates, prepayment speeds have accelerated significantly over the period, averaging over 30% annual prepayment rate over the past several months, roughly double the rate from a year earlier, according to the FHFA.

The Fed has now purchased over $1.2 trillion agency MBS over the eight months since announcing its plan to restart purchasing agency MBS in March 2020 in response to the economic shutdown, and now owns over 30% of the outstanding agency MBS market.(v) During the 12-month period, the Fed's MBS portfolio had trickled down to $1.34 trillion prior to the beginning of the renewed purchase program, and in October 2020 the Fed's agency MBS holdings hit a record high of $2.038 trillion.(v)

Demand for specified pools collapsed in March 2020 as the demand for liquidity in the to-be-announced (TBA) market outweighed the better prepayment characteristics of specified pools; specified pool pay-ups weakened by more than a point in many cases. We believe that although the Fed's support in the market will continue for a sustained period of time, there is little upside to this sector from current levels and considerable upside to more credit-oriented opportunities. Overall, we think agency MBS now look marginally expensive after the spread tightening experienced in 2020, but agency MBS should remain a relative safe haven given the expected continuation of the Fed's purchases. We particularly favor TBA agency MBS in lower coupon 30-years (2% and 2.5%) where the roll offers additional value due to the Fed purchases and where prepayment concerns are less pronounced. We believe prepayment speeds will continue to be fast, fueled by record low mortgage rates and increasing mortgage originator efficiencies, and will limit the performance potential of higher coupon MBS.

U.S. non-agency RMBS spreads gapped wider during the pandemic sell-off as prices fell sharply with credit concerns increasing in March 2020; however, both AAA-rated and BBB-rated spreads have tightened significantly from their wides, with AAA spreads now trading slightly tighter than pre-COVID-19 levels, while BBB-rated spreads are still lagging and we believe offer compelling risk-adjusted opportunities. Mortgage fundamental performance has been generally positive so far; as loan delinquencies and forbearance requests continue to decline from the peaks in April 2020 and remain much lower than most market forecasts given unemployment conditions. National home prices are up more than 5% over the past year, fueled by record low mortgage rates and historically low housing supply.(vi) Additionally, the FHFA extended its moratorium on foreclosures until the end of 2020. New non-agency RMBS securitizations

(iv)  Source: Mortgage News Daily. Data as of October 31, 2020.

(v)  Source: The Federal Reserve. Data as of October 31, 2020.

(vi)  Source: S&P CoreLogic Case-Shiller. Data as of October 31, 2020.

increased significantly in the past few months, but market demand had no trouble absorbing this increase in supply. Overall, new issuance in 2020 remains well below 2019 issuance through the first 10 months of the year.(vii) U.S. non-agency MBS valuations are mixed; 2.0 non-agency MBS look expensive at current valuations, but attractive opportunities exist in legacy non-agency RMBS, non-performing loans and other less traditional RMBS. We expect the U.S. housing market to remain stable and non-agency RMBS to continue to perform relatively well from a credit perspective.

U.S. ABS spreads also jumped wider during the first quarter of 2020, the extent to which varied significantly depending on rating and sector. Among the more consumer-related credit sectors, such as auto, credit card and consumer loan ABS, AAA spreads have tightened to or through pre-COVID-19 levels; these sectors are unlikely to widen over the next few months and should see continued demand given the $100 billion Term Asset-Backed Securities Loan Facility, which is now available through the end of 2020 after a three-month extension. Although BBB-rated spreads, which have lagged the recovery of AAA spreads, have tightened materially since March 2020 wides, they still remain meaningfully wider from pre-COVID-19 levels.(viii) Similar to U.S. non-agency RMBS, fundamental performance for consumer credit sectors has exceeded market expectations, especially for unsecured consumer loans. Delinquencies have increased across all sectors, but thus far the increases have been considerably lower than projected. Even the more distressed ABS sectors, such as aircraft ABS and mortgage servicing rates ABS, have experienced material spread tightening during the past eight months, although these sectors are still trading at substantially wider levels than their February 2020 levels. ABS issuance picked up during the third quarter of 2020 but remains well below historical normal volumes.

U.S. CMBS spreads experienced substantial spread widening, with AAA-rated spreads 200 to 300 basis points wider at the March 2020 lows and narrowing by the end of October 2020 to at or slightly wider than pre-COVID-19 levels.(ix) Lower rated classes continue to experience much more mixed performance with single-asset deals backed by office buildings and residential housing continuing to tighten, while conduit deals with meaningful retail or hospitality exposures continuing to trade poorly. Fundamental performance also varies substantially by asset classes, with hotels and shopping centers experiencing huge drops in occupancy and income, which has caused increases in delinquency, default and requests for loan modifications or forbearance. Office and residential CMBS performance has been much more stable. CMBS issuance has increased over the past few months, but primarily for large single-asset securitizations, while conduit deals continue to struggle.(ix)

(vii)  Source: Bloomberg L.P.. Data as of October 31, 2020.

(viii)  Source: JP Morgan. Data as of October 31, 2020.

(ix)  Source: Bank of America. Data as of October 31, 2020.

Over the period, European RMBS spreads also jumped wider in March 2020, but fared better than their U.S. equivalents and have now almost fully recovered to pre-COVID-19 levels. There was significantly less distressed selling in Europe than in the U.S., and the ECB announced a €750 billion pandemic emergency asset purchase program, which helped lend support to the European markets. Fundamental performance has been generally good, with only minimal increases in mortgage delinquencies. Overall, we have found better relative value in most U.S. sectors over European securitized sectors. The U.S. markets fell further in March 2020 and we believe still have more recovery potential than European markets. European RMBS and ABS issuance increased in the past few months, but overall 2020 issuance volumes have been light.

Performance Analysis

All share classes of the Fund underperformed both the Index and the Lipper U.S. Mortgage Funds Index for the 12 months ending October 31, 2020, assuming no deduction of applicable sales charges.

The Fund had a challenging 12 months on both a relative and absolute performance basis. Over the 12-month period, the largest contributors to performance were its allocations to U.S. non-agency RMBS and U.S. agency MBS. The Fund increased its exposure to U.S. non-agency RMBS after the sell-off in March 2020, as this was one of the sectors that underperformed most significantly, and as data releases of delinquency and forbearance numbers continued to be substantially lower than initial market forecasts and prices continued to recover. The Fund's allocation to agency MBS benefited from both the government backing offered by these bonds and the Fed's renewed asset purchase program. The Fund's allocation to agency MBS outperformed the Index, as the Fund's overweight to TBA securities in lower coupon 30-year (2% and 2.5%) benefited most directly from the Fed purchases and, given their lower prepayment sensitivity, they outperformed higher coupons as mortgage rates dropped materially during the period.

The main detractors from performance during the period were the securitized sectors that are more sensitive to coronavirus impacts, which are those relating to travel and shopping, such as aircraft ABS and hotel and retail CMBS; these sectors experienced substantial price declines as credit concerns escalated. Despite having relatively low exposure to CMBS and ABS, the Fund's exposure to these sectors generated a material negative performance impact, which was driven by aircraft ABS and hotel and conduit CMBS. While all other credit-oriented securitized allocations in the Fund have recovered and made positive contributions during the period, the Fund's aircraft ABS and hotel and conduit CMBS positions detracted from performance over the period.

From a duration perspective, we continue to run our portfolio slightly short, both from an absolute perspective and relative to the Index. With current interest rates at historically low levels, we believe there is minimal upside to duration positioning. Also, if the economy begins to recover in the coming months, we believe interest rates could go meaningfully higher given the substantial amount of both fiscal and monetary stimulus.

We believe the Fund is positioned well to perform over the remainder of 2020 and into 2021. We expect agency MBS to remain stable, but with limited upside due to prepayment concerns, but also limited downside as we expect the Fed to continue its MBS purchases into 2021. We continue to maintain a core holding of agency MBS as both a diversifier of risk and a core liquidity component of the portfolio.(x) U.S. non-agency RMBS should continue to perform well and remain resilient to COVID-19 impacts. The U.S. housing market appears to be in a fundamentally sound position, with home prices made more affordable due to record low mortgage rates and demand for housing increasing due to both the increasing work-from-home dynamic and transition of the millennial generation, the largest demographic cohort ever, into the home-buying phase of their lives. Government stimulus programs should also continue to help homeowners weather the pandemic-related economic shutdowns.

From a positioning perspective, we have increased our U.S. non-agency RMBS holdings due to strong housing market fundamentals. U.S. CMBS remains more challenged from the impacts of COVID-19, and we have reduced our exposures to the more COVID-affected sectors (hotel, retail and major city office). We have increased our exposures to mortgage-related and consumer-related ABS, which we believe should continue to perform well despite the pandemic. We have limited our exposures to more pandemic-sensitive ABS sectors such as aircraft ABS and small business loans. Lastly, we have reduced our European positions, and increased U.S. positions, not due to specific European credit concerns, but due to greater risk-adjusted relative value opportunities that we see in the U.S. securitized markets.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/20
Mortgages — Other	31.5%
Asset-Backed Securities	29.8
Agency Fixed Rate Mortgages	21.2
Short-Term Investments	12.2
Commercial Mortgage-Backed Securities	3.1
Collateralized Mortgage Obligations — Agency Collateral Series	2.1
Corporate Bond	0.1

*  Does not include open long/short futures contracts with a value of $78,208,750 and net unrealized depreciation of $418,740. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $350,020.

(x)  Diversification neither assures a profit nor guarantees against loss in a declining market.

LONG-TERM CREDIT ANALYSIS as of 10/31/20
AAA	39.26%
AA	4.38
A	4.16
BBB	5.56
BB	8.64
B or Below	11.00
Not Rated	27.00

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition data are stated as a percentage of total investments and all percentages for long-term credit analysis data are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" is an aggregation of the highest security level rating amongst Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Fitch Ratings ("Fitch"), each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80% of its assets in mortgage-related securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), commercial mortgage-backed securities ("CMBS") and inverse floating rate obligations ("inverse floaters"). The mortgage-backed securities in which the Fund invests may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. The Fund is not limited as to the maturities (when a debt security provides its final payment) or types of mortgage-backed securities in which it may invest.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2020 (unaudited)
Symbol	Class A Shares* (since 07/28/97) MTGAX		Class L Shares** (since 07/28/97) MTGCX	Class I Shares† (since 07/28/97) MTGDX	Class C Shares†† (since 04/30/15) MSMTX		Class IS Shares††† (since 06/15/18) MORGX
1 Year	1.73 –1.63[4]	%[3]	1.45 —%[3]	2.46 —%[3]	0.97 –0.00[4,5]	%[3]	2.14 —%[3]
5 Years	4.23[3] 3.55[4]		3.94[3] —	4.68[3] —	3.45[3] 3.45[4]		— —
10 Years	4.56[3] 4.21[4]		4.22[3] —	4.98[3] —	— —		— —
Since Inception	4.52[3] 4.37[4]		3.95[3] —	4.74[3] —	3.09[3] 3.09[4]		4.48[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I, Class C and Class IS shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 3.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

†  Class I has no sales charge.

††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

†††  Class IS has no sales charge.

(1)  The Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This Index is the Mortgage Backed Securities Fixed Rate component of the Bloomberg Barclays U.S. Aggregate Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper U.S. Mortgage Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(5)  Return is less than 0.005%.

‡  Ending value assuming a complete redemption on October 31, 2020.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/20 – 10/31/20.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/20	10/31/20	05/01/20 – 10/31/20
Class A
Actual (7.29% return)	$1,000.00	$1,072.90	$5.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.03
Class L
Actual (7.21% return)	$1,000.00	$1,072.10	$6.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.55
Class I
Actual (7.85% return)	$1,000.00	$1,078.50	$3.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.67	$3.51
Class C
Actual (6.94% return)	$1,000.00	$1,069.40	$9.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.14	$9.07
Class IS
Actual (7.50% return)	$1,000.00	$1,075.00	$3.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.92	$3.25

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.99%, 1.29%, 0.69%, 1.79% and 0.64% for Class A, Class L, Class I, Class C and Class IS shares, respectively, multiplied by the average account value over the period and multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.19%, 1.53%, 0.96%, 1.97% and 22.46% for Class A, Class L, Class I, Class C and Class IS shares, respectively.

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Fixed Rate Mortgages (23.8%)
	Federal Home Loan Mortgage Corporation
$1,000		2.00%	11/01/50	$1,019,446
	Conventional Pools:
794		3.00	04/01/50	819,540
299		3.50	08/01/49	310,418
185		4.00	07/01/49	192,283
	Gold Pools:
480		3.50	01/01/44 - 05/01/49	509,865
627		4.00	12/01/41 - 10/01/44	686,353
799		4.50	03/01/41 - 01/01/49	894,824
86		5.00	12/01/40 - 05/01/41	97,423
13		5.50	07/01/37	15,008
15		6.00	12/01/37	17,885
15		6.50	06/01/29 - 09/01/33	15,810
42		7.50	05/01/35	49,305
21		8.00	08/01/32	24,997
32		8.50	08/01/31	39,068
	Federal National Mortgage Association,
	Conventional Pools:
1,000		2.00	11/01/50	1,015,411
1,747		2.50	09/01/49 - 03/01/50	1,813,105
561		3.00	02/01/50	583,216
2,998		3.50	09/01/42 - 11/01/49	3,151,506
1,857		4.00	04/01/45 - 01/01/49	2,032,901
1,492		4.50	08/01/40 - 08/01/49	1,583,334
932		5.00	11/01/40 - 01/01/49	1,028,704
9		5.50	08/01/37	10,935
355		6.50	02/01/28 - 11/01/33	397,722
13		7.00	07/01/23 - 06/01/32	13,450
51		7.50	08/01/37	63,233
55		8.00	04/01/33	67,798
53		8.50	10/01/32	64,920
33		9.50	04/01/30	37,062
	November TBA:
13,000	(a)	2.00	11/01/50	13,409,805
1,000	(a)	2.50	11/01/50	1,042,148
3,000	(a)	3.00	11/01/50	3,135,723
1,000	(a)	3.50	11/01/50	1,056,074

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association,
	Various Pools:
$426		3.50%		10/20/44 - 05/20/45	$468,366
643		4.00		07/15/44 - 12/20/49	678,567
2,017		4.50		12/20/48 - 12/20/49	2,136,085
1,542		5.00		05/20/41 - 06/20/49	1,659,469
560		5.50		02/20/49 - 10/20/49	613,203
	Total Agency Fixed Rate Mortgages (Cost $40,045,839)				40,754,962
	Asset-Backed Securities (33.9%)
222	Aaset Trust (b)	3.844		05/15/39	208,504
405	ABFC Trust, 1 Month USD LIBOR + 0.78%	0.929	(c)	10/25/33	379,852
400	American Credit Acceptance Receivables Trust (b)	4.84		04/14/25	421,762
600	American Homes 4 Rent (b)	5.885		04/17/52	658,631
	American Homes 4 Rent Trust
520	(b)	5.639		04/17/52	574,276
600	(b)	6.231		10/17/36	676,878
618	Ameriquest Mortgage Securities, Inc., 1 Month USD LIBOR + 0.83%	0.974	(c)	04/25/34	591,120
	Amortizing Residential Collateral Trust
541	1 Month USD LIBOR + 0.50%	0.649	(c)	12/25/30	524,532
207	1 Month USD LIBOR + 0.64%	0.788	(c)	10/25/31	198,460
293	1 Month USD LIBOR + 0.76%	0.909	(c)	10/25/32	273,378
	Argent Securities, Inc. Asset-Backed
	Pass-Through Certificates
279	1 Month USD LIBOR + 1.88%	2.024	(c)	04/25/34	280,173
480	5.63% - 1 Month USD LIBOR	3.578	(d)	12/25/33	478,140
	Avant Loans Funding Trust
300	(b)	4.65		04/15/26	295,412
426	(b)	4.79		05/15/24	426,799
	Bear Stearns Asset-Backed Securities Trust
166	1 Month USD LIBOR + 1.30%	1.449	(c)	10/27/32	165,505
116	1 Month USD LIBOR + 1.95%	2.099	(c)	12/25/42	116,175
270		3.346	(c)	07/25/36	271,306
476	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (b)	0.551	(c)	10/20/40	426,941
535	Carnow Auto Receivables Trust (b)	3.36		06/17/24	543,235
	Cascade Funding Mortgage Trust
934	(b)	4.00	(c)	06/25/69	885,880
1,265	(b)	4.489	(c)	12/25/29	1,237,328
1,400	(b)	9.798	(c)	04/25/30	1,476,899

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$185	Cendant Mortgage Corp. (b)	6.00	(c)%	07/25/43	$193,650
	156	CIM Small Business Loan Trust, 1 Month USD LIBOR + 1.40% (b)	1.551	(c)	03/20/43	153,369
	755	Citicorp Residential Mortgage Trust	5.242		03/25/37	779,643
	82	Conn's Receivables Funding 2018-A LLC (b)	6.02		01/15/23	82,183
	815	Conn's Receivables Funding 2019-A LLC (b)	4.36		10/16/23	816,319
		Conn's Receivables Funding LLC
	400	(b)	3.62		06/17/24	396,156
	500	(b)	4.27		06/16/25	500,417
	2,000	(b)	4.60		06/17/24	1,974,714
	435	(b)	5.29		10/16/23	428,267
	124	Countrywide Asset-Backed Certificates, 1 Month USD LIBOR + 0.62% (b)	0.769	(c)	06/25/33	123,049
		Credit-Based Asset Servicing & Securitization LLC
	197	1 Month USD LIBOR + 1.60% (b)	1.749	(c)	09/25/35	197,413
	46	1 Month USD LIBOR + 3.08%	3.224	(c)	08/25/30	46,536
	240	(b)	6.75		05/25/36	259,250
	400	DT Auto Owner Trust (b)	4.94		02/17/26	412,350
	785	ECAF I Ltd. (Ireland) (b)	4.947		06/15/40	703,087
	145	EMC Mortgage Loan Trust, 1 Month USD LIBOR + 1.50% (b)	1.649	(c)	11/25/30	144,810
EUR	394	European Residential Loan Securitisation, 2019-NPL1 DAC, 1 Month EURIBOR + 2.00% (Ireland)	1.447	(c)	07/24/54	453,449
	$200	Exeter Automobile Receivables Trust (b)	5.38		07/15/25	208,059
CAD	650	Fairstone Financial Issuance Trust I (Canada) (b)	3.948		03/21/33	490,069
	$121	FCI Funding 2019-1 LLC (b)	3.63		02/18/31	122,731
		Finance of America HECM Buyout
	1,100	(b)	3.50		12/27/49	1,100,000
	1,260	(b)	4.048	(c)	02/25/30	1,219,050
	2,000	(b)	6.00	(c)	02/25/30	1,895,625
	127	Finance of America HECM Buyout 2019-AB1 (b)	2.656		12/27/49	127,951
	1,000	Finance of America HECM Buyout 2020-HB2 (b)	3.09	(c)	07/25/30	1,010,000
	226	Financial Asset Securities Corp. AAA Trust, 1 Month USD LIBOR + 0.41% (b)	0.562	(c)	02/27/35	213,564
	364	FREED ABS Trust (b)	4.61		10/20/25	369,892
	694	Fremont Home Loan Trust, 1 Month USD LIBOR + 1.28%	1.424	(c)	02/25/33	695,084
	320	GAIA Aviation Ltd. (Cayman Islands) (b)	3.967		12/15/44	289,075
	450	GLS Auto Receivables Issuer Trust (b)	4.94		12/15/25	467,433

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
EUR	438	Grand Canal Securities GCS 2 A REGS, 1 Month EURIBOR + 1.00% (Ireland)	0.447	(c)%	12/24/58	$491,446
	$500	Home Partners of America Trust, 1 Month USD LIBOR + 2.35% (b)	2.497	(c)	07/17/37	499,223
	223	JOL Air Ltd. (Cayman Islands) (b)	3.967		04/15/44	212,391
	431	Kestrel Aircraft Funding Ltd. (b)	4.25		12/15/38	395,634
	515	Legacy Mortgage Asset Trust (b)	4.00		06/25/58	519,166
	370	Lehman ABS Manufactured Housing Contract Trust	6.63	(c)	04/15/40	394,788
	146	MASTR Asset Securitization Trust, 1 Month USD LIBOR + 1.50%	1.649	(c)	05/25/33	144,219
	250	MASTR Asset-Backed Securities Trust, 1 Month USD LIBOR + 2.48%	2.624	(c)	09/25/34	252,607
	260	MERIT Securities Corp.	7.776		12/28/33	270,035
	283	METAL LLC (Cayman Islands) (b)	4.581		10/15/42	217,731
	227	Mid-State Capital Corp. Trust	7.758		01/15/40	259,155
	329	Morgan Stanley ABS Capital I, Inc. Trust, 1 Month USD LIBOR + 0.68% (See Note 9)	0.829	(c)	08/25/34	299,378
	47	Morgan Stanley Dean Witter Capital I, Inc. Trust 1 Month USD LIBOR + 1.28% (See Note 9)	1.424	(c)	02/25/32	47,313
		Nationstar HECM Loan Trust
	590	(b)	2.82	(c)	09/25/30	591,685
	1,390	(b)	5.682	(c)	11/25/29	1,390,222
	2,000	(b)	5.804	(c)	06/25/29	2,002,130
		New Century Home Equity Loan Trust
	137	1 Month USD LIBOR + 0.80%	0.949	(c)	11/25/33	125,204
	145	1 Month USD LIBOR + 1.35%	1.499	(c)	03/25/33	143,183
		New Residential Mortgage LLC
	1,824		5.437		06/25/25 - 07/25/25	1,834,328
	272	(b)	4.89		05/25/23	266,106
GBP	250	NewDay Funding PLC, 1 Month GBP LIBOR + 2.10% (United Kingdom) (b)	2.148	(c)	08/15/26	320,356
	500	Newday Partnership Funding 2015-1 PLC, 1 Month GBP LIBOR + 3.40% (United Kingdom)	3.448	(c)	04/15/25	647,574
	200	Newday Partnership Funding PLC, 1 Month GBP LIBOR + 2.10% (United Kingdom)	2.148	(c)	12/15/27	253,709
	$348	Newtek Small Business Loan Trust, 1 Month USD LIBOR + 1.70% (b)	1.849	(c)	02/25/44	339,569
	200	NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.58%	1.724	(c)	12/25/34	197,140

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,000	NRZ Advance Receivables Trust (b)	5.801%		10/15/52	$1,003,989
		NRZ Excess Spread-Collateralized Notes
	185	(b)	4.374		01/25/23	182,953
	245	(b)	4.593		02/25/23	243,687
		Oakwood Mortgage Investors, Inc.
	849		7.405	(c)	06/15/31	211,713
	97		7.72		04/15/30	102,663
	209		7.84	(c)	11/15/29	219,883
		OnDeck Asset Securitization Trust II LLC
	326	(b)	3.14		11/18/24	309,349
	500	(b)	3.33		11/18/24	500,515
	424	OnDeck Asset Securitization Trust LLC (b)	4.02		04/18/22	424,268
		PNMAC GMSR Issuer Trust
	1,000	1 Month USD LIBOR + 2.35% (b)	2.498	(c)	04/25/23	964,002
	700	1 Month USD LIBOR + 2.65% (b)	2.799	(c)	08/25/25	677,485
	725	1 Month USD LIBOR + 2.85% (b)	2.999	(c)	02/25/23	713,946
	400	Progress Residential Trust (b)	4.38		03/17/35	405,676
	563	Prosper Marketplace Issuance Trust (b)	5.50		10/15/24	557,785
	263	PRPM LLC (b)	3.351		11/25/24	264,260
	1,532	Raptor Aircraft Finance I LLC (b)	4.213		08/23/44	1,286,715
	849	RCO V Mortgage LLC (b)	3.475		11/25/24	850,104
	491	ReadyCap Lending Small Business Loan Trust, Daily U.S. Prime Rate – 0.50% (b)	2.75	(c)	12/27/44	458,789
	250	Renaissance Home Equity Loan Trust	5.451		05/25/35	266,640
	237	S-Jets Ltd. (Bermuda) (b)	3.967		08/15/42	221,217
	1,119	SFS Asset Securitization LLC (b)	4.238		06/10/25	1,118,053
		Shenton Aircraft Investment I Ltd.
	432	(b)	4.75		10/15/42	376,899
	313	(b)	5.75		10/15/42	200,256
	300	Skopos Auto Receivables Trust (b)	3.63		09/16/24	306,527
	1,000	Small Business Lending Trust 2020-A (b)	3.20		12/15/26	958,411
GBP	205	Small Business Origination Loan Trust, 1 Month GBP LIBOR + 2.00% (United Kingdom)	2.048	(c)	12/15/26	265,122
		Sprite 2017-1 Ltd.
	$387	(b)	4.25		12/15/37	341,716
	527	(b)	6.90		12/15/37	254,710
	1,031	Stanwich Mortgage Loan Co. 2019-NPL-B-1 LLC (b)	3.375		08/15/24	1,026,390
	1,239	Stanwich Mortgage Loan Trust (b)	3.475		11/16/24	1,239,320
	330	START Ireland (Bermuda) (b)	4.089		03/15/44	314,652
	600	Starwood Waypoint Homes Trust, 1 Month USD LIBOR + 3.40% (b)	3.548	(c)	01/17/35	602,222

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$500	Tricon American Homes Trust (b)	5.151%		09/17/34	$514,436
674	Vericrest Opportunity Loan Trust (b)	3.352		09/25/49	675,292
636	VOLT LXXX LLC (b)	3.228		10/25/49	637,588
305	WAVE Trust (b)	3.844		11/15/42	285,106
	Total Asset-Backed Securities (Cost $59,315,272)				58,081,012
	Collateralized Mortgage Obligations - Agency Collateral Series (2.4%)
	Federal Home Loan Mortgage Corporation,
	IO REMIC
12,462		2.00		10/25/50	1,001,035
737		2.811	(c)	10/15/40	43,852
190		2.856	(c)	10/15/41	10,010
1,036		2.939	(c)	09/15/41	60,527
391		2.952	(c)	04/15/39	21,934
369		2.978	(c)	10/15/39	19,852
525		3.073	(c)	08/15/42	23,416
70		4.00		04/15/39	904
67		5.00		08/15/41	8,730
880	6.00% – 1 Month USD LIBOR	5.852	(d)	11/15/43 - 06/15/44	149,016
54	6.05% – 1 Month USD LIBOR	5.902	(d)	04/15/39	802
	IO STRIPS
1,690		2.005	(c)	10/15/37	92,140
83		7.00		06/15/30	13,297
96		7.50		12/15/29	16,781
	REMIC
197	12.00% – 2.67 x 1 Month USD LIBOR	11.603	(d)	12/15/43	256,142
	Federal National Mortgage Association,
	IO REMIC
1,862		2.398	(c)	03/25/46	110,141
558		2.629	(c)	10/25/39	26,140
443		3.145	(c)	03/25/44	23,265
1,285		3.50		02/25/39 - 03/25/43	46,779
293	5.65% – 1 Month USD LIBOR	5.501	(d)	11/25/41	23,390
822	6.05% – 1 Month USD LIBOR	5.901	(d)	06/25/42	159,875
281	6.55% – 1 Month USD LIBOR	6.401	(d)	08/25/41	32,701
	IO STRIPS
25		7.00		11/25/27	3,869
70		8.00		05/25/30 - 06/25/30	10,318
31		8.50		10/25/24	3,496

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	REMIC
$31	1 Month USD LIBOR + 1.20%	1.349	(c)%	12/25/23	$31,255
33		4.24	(c)	04/25/39	33,462
	Government National Mortgage Association
259		4.00		11/20/49	275,065
	IO
1,956		0.773	(c)	08/20/58	40,330
1,177		3.50		06/20/41 - 10/16/42	179,475
156		4.50		05/20/40	9,406
53		5.00		02/16/41	9,616
455	6.00% – 1 Month USD LIBOR	5.849	(d)	08/20/42	91,970
572	6.10% – 1 Month USD LIBOR	5.949	(d)	04/20/41 - 08/20/42	112,717
520	6.14% – 1 Month USD LIBOR	5.989	(d)	12/20/43	125,590
409	6.30% – 1 Month USD LIBOR	6.149	(d)	09/20/43	59,444
285	6.55% – 1 Month USD LIBOR	6.404	(d)	08/16/34	39,592
	IO PAC
56		5.00		10/20/40	4,434
306	6.15% – 1 Month USD LIBOR	5.999	(d)	10/20/41	13,641
	IO REMIC
4,860		1.464	(c)	08/20/69	371,999
5,422		1.675	(c)	07/20/67	274,106
687		3.50		05/20/43	69,709
	REMIC
84	1 Month USD LIBOR + 0.45%	0.606	(c)	02/20/61	84,047
78	1 Month USD LIBOR + 0.70%	0.856	(c)	08/20/63	78,395
39	1 Month USD LIBOR + 0.77%	0.926	(c)	02/20/66	38,600
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $2,705,811)				4,101,265
	Commercial Mortgage-Backed Securities (3.5%)
133	Banc of America Commercial Mortgage Trust	3.167		09/15/48	70,662
190	CG-CCRE Commercial Mortgage Trust, 1 Month USD LIBOR + 1.85% (b)	2.002	(c)	11/15/31	177,392
	Citigroup Commercial Mortgage Trust
220		4.571	(c)	09/10/58	213,585
	IO
2,153		0.888	(c)	09/10/58	77,092
	COMM Mortgage Trust
400	(b)	3.461	(c)	08/10/29	394,623
100	(b)	4.795	(c)	07/15/47	80,050

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		IO
	$1,104		0.724	(c)%	10/10/47	$25,084
	200	Commercial Mortgage Lease-Backed Certificates (b)	8.078	(c)	06/20/31	205,691
	2,307	Commercial Mortgage Pass-Through Certificates, IO	0.582	(c)	02/10/47	37,820
	1,380	COOF Securitization Trust, IO (b)	2.859	(c)	10/25/40	87,751
	2,443	COOF Securitization Trust II, IO (b)	2.401	(c)	08/25/41	171,675
	6,679	GS Mortgage Securities Corp. II, IO (b)	0.457	(c)	10/10/32	53,157
		GS Mortgage Securities Trust
	450		3.345		07/10/48	365,026
	370	(b)	4.744	(c)	08/10/46	284,970
		IO
	1,767		0.733	(c)	09/10/47	41,032
	1,443		1.053	(c)	04/10/47	35,363
	1,685	JP Morgan Chase Commercial Mortgage Securities Trust, IO	0.682	(c)	12/15/49	46,026
		JPMBB Commercial Mortgage Securities Trust
	267	(b)	4.677	(c)	04/15/47	236,284
		IO
	3,073		0.752	(c)	01/15/47	61,338
		KGS-Alpha SBA COOF Trust,
		IO
	1,003	(b)	2.981	(c)	04/25/40	61,431
	727	(b)	3.257	(c)	07/25/41	89,906
		Natixis Commercial Mortgage Securities Trust
	720	(b)	3.902		10/15/36	700,633
	600	(b)	4.135	(c)	05/15/39	563,241
	600	(b)	4.409	(c)	02/15/39	572,024
CAD	9,857	Real Estate Asset Liquidity Trust, IO (Canada) (b)	1.205	(c)	02/12/55	463,074
	$3,947	UBS Commercial Mortgage Trust, IO	0.886	(c)	03/15/51	217,859
	431	VCC 2020-MC1 Trust (b)	4.50	(c)	06/25/45	428,599
	306	Wells Fargo Commercial Mortgage Trust (b)	3.153		09/15/57	270,918
		Total Commercial Mortgage-Backed Securities (Cost $6,013,383)				6,032,306
		Corporate Bond (0.1%)
		Finance (0.1%)
	350	DP Facilities Data Center Subordinated Pass-Through Trust (b) (Cost $239,988)	0.00	(c)	11/10/28	176,120
		Mortgages - Other (35.4%)
	138	Adjustable Rate Mortgage Trust	3.28	(c)	04/25/35	135,528
GBP	279	Alba 2005-1 PLC (United Kingdom)	0.668		11/25/42	329,204

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Alternative Loan Trust
	$72		5.50%		02/25/25 - 01/25/36	$63,940
	221		5.75		03/25/34	224,339
	369		6.25	(c)	08/25/37	287,262
	90	40.02% – 6 x 1 Month USD LIBOR	39.125	(d)	05/25/37	196,935
	9	Angel Oak Mortgage Trust LLC (b)	3.644	(c)	01/25/47	9,192
		Banc of America Funding Trust
	38		5.25		07/25/37	37,381
	428		5.50		09/25/35	472,597
	122	Banc of America Mortgage Trust	5.50		04/25/35	126,030
	703	Bear Stearns ARM Trust 2004-1	3.149	(c)	04/25/34	706,621
	643	Bear Stearns Asset-Backed Securities I Trust, 25.64% - 3.29 x 1 Month USD LIBOR	23.493	(d)	03/25/36	468,053
	5,369	Bear Stearns Mortgage Funding Trust, IO	0.50		01/25/37	119,270
		Cascade Funding Mortgage Trust
	2,498	(b)	4.00	(c)	10/25/68	2,496,815
	548	(b)	4.58		06/25/48	551,112
	200	(b)	5.804		06/25/48	198,747
	501	CFMT 2020-ABC1 LLC (b)	2.00	(c)	09/25/50	500,917
	1,000	CHL GMSR Issuer Trust, 1 Month USD LIBOR + 2.75% (b)	2.899	(c)	05/25/23	963,191
		CHL Mortgage Pass-Through Trust
	226		3.033	(c)	10/25/33	230,193
	123		3.196	(c)	05/20/34	121,490
	322		5.50		10/25/34	333,564
	87		6.00		12/25/36	73,157
CAD	141	Classic RMBS Trust (Canada) (b)	3.064		08/16/49	106,521
GBP	150	Clavis Securities PLC, 3 Month GBP LIBOR + 0.45% (United Kingdom)	0.509	(c)	12/15/40	168,628
	$380	Credit Suisse First Boston Mortgage Securities Corp., 1 Month USD LIBOR + 3.30%	3.449	(c)	02/25/32	369,240
		CSFB Mortgage-Backed Pass-Through Certificates
	368		3.383	(c)	05/25/34	376,724
	468		6.50		11/25/35	145,224
EUR	674	Dssv Sarl, 3 Month EURIBOR + 3.00% (Spain)	3.00	(c)	10/15/24	761,079
	586	E-Mac de, 3 Month EURIBOR + 0.21% (Germany)	3.263	(c)	05/25/57	651,642
	500	E-MAC DE 2005-I BV, 3 Month EURIBOR + 0.50% (Netherlands)	7.643	(c)	05/25/52	497,447
	168	E-MAC NL 2005-I BV, 3 Month EURIBOR + 0.23% (Netherlands)	3.988	(c)	04/25/38	160,747

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
EUR	233	E-MAC NL BV, 3 Month EURIBOR + 0.18% (Netherlands)	1.748	(c)%	07/25/36	$262,045
	288	E-MAC Program BV, 3 Month EURIBOR + 2.00% (Netherlands)	2.788	(c)	01/25/48	292,554
	166	E-MAC Program II BV, 3 Month EURIBOR + 2.00% (Netherlands)	3.739	(c)	04/25/48	172,446
	338	EMF-NL Prime, 3 Month EURIBOR + 0.80% (Netherlands)	0.293	(c)	04/17/41	373,756
	200	EMF-NL Prime 2008-ABV, 3 Month EURIBOR + 0.85% (Netherlands)	0.343	(c)	04/17/41	168,339
	253	Eurohome Mortgages PLC, 3 Month EURIBOR + 0.21% (Germany)	0.00	(c)	08/02/50	265,207
	$500	Eurosail 2006-2bl PLC, 3 Month USD LIBOR + 0.24% (United Kingdom) (b)	0.49	(c)	12/15/44	480,273
		Eurosail BV
EUR	850	3 Month EURIBOR + 1.80% (Netherlands)	1.293	(c)	10/17/40	897,055
	300	3 Month EURIBOR + 2.20% (Netherlands)	1.693	(c)	10/17/40	294,882
	500	Eurosail-NL 2007-1bv, 3 Month EURIBOR + 1.10% (Netherlands)	0.593	(c)	04/17/40	404,619
		Federal Home Loan Mortgage Corporation
	$3,254		3.00		09/25/45 - 05/25/47	3,296,722
	485		3.50		05/25/45 - 05/25/47	494,328
		FMC GMSR Issuer Trust
	750	(b)	4.23	(c)	09/25/24	734,354
	1,200	(b)	5.07	(c)	05/25/24	1,212,662
	346	Galton Funding Mortgage Trust (b)	4.00	(c)	11/25/57 - 02/25/59	356,793
EUR	494	GC Pastor Hipotecario 5 FTA, 3 Month EURIBOR + 0.17% (Spain)	0.00	(c)	06/21/46	517,641
		Great Hall Mortgages No 1 PLC
	500	3 Month EURIBOR + 0.22% (United Kingdom)	0.00	(c)	03/18/39	549,811
GBP	500	3 Month GBP LIBOR + 0.30% (United Kingdom)	0.352	(c)	06/18/39	596,794
	$208	GSAA Trust	6.00		04/01/34	223,254
		GSR Mortgage Loan Trust
	42	1 Month USD LIBOR + 0.25%	0.399	(c)	03/25/35	18,778
	245		2.648	(c)	12/25/34	241,894
	426		3.839	(c)	12/25/34	435,419
	165		5.00		02/25/34	172,246
	6		5.50		11/25/35	5,951
	145		6.00		09/25/35	151,269
	169	HarborView Mortgage Loan Trust	3.286	(c)	05/19/33	172,240

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$300	Headlands Residential LLC (b)	3.967%		06/25/24	$301,782
	115	Impac CMB Trust, 1 Month USD LIBOR + 0.80%	0.944	(c)	10/25/34	112,805
	200	IndyMac INDX Mortgage Loan Trust	3.133	(c)	11/25/34	201,376
	141	JP Morgan Mortgage Trust (b)	3.212	(c)	07/27/37	145,559
EUR	256	Landmark Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.60% (United Kingdom)	0.115	(c)	06/17/38	279,531
	299	Lansdowne Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.30% (Ireland)	0.00	(c)	06/15/45	320,005
	507	Lansdowne Mortgage Securities No. 2 PLC, 3 Month EURIBOR + 0.34% (Ireland)	0.00	(c)	09/16/48	531,731
		LHOME Mortgage Trust
	$400	(b)	3.228		10/25/24	403,444
	500	(b)	3.868		07/25/24	507,427
EUR	314	Ludgate Funding PLC, 3 Month EURIBOR + 0.42% (United Kingdom)	0.00	(c)	12/01/60	319,562
GBP	161	Mansard Mortgages PLC, 3 Month GBP LIBOR + 0.60% (United Kingdom)	0.646	(c)	10/15/48	189,910
		MASTR Alternative Loan Trust
	$151		5.00		05/25/18	149,484
	150		6.00		05/25/33	157,170
	195	MASTR Asset Securitization Trust	5.50		10/25/25	197,000
	143	MASTR Reperforming Loan Trust (b)	7.50		05/25/35	136,785
	436	MERIT Securities Corp., 1 Month USD LIBOR + 2.25% (b)	2.40	(c)	09/28/32	335,702
		Merrill Lynch Mortgage Investors Trust
	22	6 Month USD LIBOR + 0.50%	0.772	(c)	04/25/29	21,296
	88		2.823	(c)	08/25/33	86,713
	61		3.249	(c)	01/25/37	63,786
	184		3.643	(c)	02/25/34	183,906
	113	Morgan Stanley Dean Witter Capital I, Inc. Trust (See Note 9)	2.303	(c)	03/25/33	112,723
	49	Morgan Stanley Mortgage Loan Trust (See Note 9)	3.492	(c)	02/25/34	48,589
	265	Mortgage Equity Conversion Asset Trust, 1 Year CMT + 0.47% (b)	0.59	(c)	02/25/42	260,317
	193	National City Mortgage Capital Trust	6.00		03/25/38	196,731
	579	New Residential Mortgage Loan Trust (b)	4.335		07/25/60	580,869
GBP	334	Newgate Funding PLC, 3 Month GBP LIBOR + 3.00% (United Kingdom)	3.06	(c)	12/15/50	409,195
	$312	NRPL Trust (b)	4.25		07/25/67	321,924

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$800	NYMT Loan Trust (b)	2.944	(c)%	10/25/60	$800,802
EUR	600	Paragon Mortgages No. 14 PLC, 3 Month EURIBOR + 0.36% (United Kingdom)	0.00	(c)	09/15/39	643,191
	$666	PMC PLS ESR Issuer LLC (b)	5.069		11/25/24	653,788
	1,000	Preston Ridge Partners LLC	3.104		11/25/25	999,982
	384	RALI Trust	6.00		05/25/36 - 06/25/36	367,218
	145	RBSSP Resecuritization Trust (b)	16.338	(c)	09/26/37	269,262
	262	Reperforming Loan REMIC Trust (b)	8.50		06/25/35	283,689
	13,367	Residential Asset Securitization Trust, IO	0.50		04/25/37	342,387
EUR	499	ResLoC UK PLC, 3 Month EURIBOR + 0.45% (United Kingdom)	0.00	(c)	12/15/43	504,578
		RMF Buyout Issuance Trust
	$544	(b)	2.158	(c)	02/25/30	545,991
	1,000	(b)	3.63	(c)	10/25/50	989,900
	1,600	RMF Buyout Issuance Trust 2020-1 (b)	4.191	(c)	02/25/30	1,560,768
	800	RMF Buyout Issuance Trust 2020-2 (b)	4.571	(c)	06/25/30	802,783
		Rochester Financing No. 2 PLC
GBP	500	3 Month GBP LIBOR + 2.25% (United Kingdom)	2.302	(c)	06/18/45	648,258
	300	3 Month GBP LIBOR + 2.75% (United Kingdom)	2.802	(c)	06/18/45	387,947
		Seasoned Credit Risk Transfer Trust
	$8,704		3.00		09/25/55 - 05/25/60	9,355,329
	1,108		3.25		07/25/56 - 06/25/57	1,214,185
	600	(b)	3.75	(c)	09/25/55	589,244
	2,453	(b)	4.00	(c)	08/25/56 - 02/25/59	2,643,365
	700	(b)	4.25	(c)	05/25/60	697,492
	242		4.50		06/25/57	261,418
	600	(b)	4.75	(c)	07/25/58	602,603
	419	Seasoned Loans Structured Transaction	3.00	(c)	04/25/58	414,480
		Sequoia Mortgage Trust
	590	1 Month USD LIBOR + 0.64%	0.787	(c)	04/19/27	575,482
	120	1 Month USD LIBOR + 0.78%	0.931	(c)	01/20/36	114,879
	346	Structured Adjustable Rate Mortgage Loan Trust	2.976	(c)	02/25/35	336,118
		Structured Asset Mortgage Investments II Trust
	136	1 Month USD LIBOR + 0.46%	0.609	(c)	05/25/45	132,336
	77		1.339(c)		04/19/35	73,985
		Structured Asset Securities Corp. Mortgage
		Pass-Through Certificates
	343		3.053	(c)	11/25/30	336,812
	202		4.75		10/25/34	211,552

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
GBP	734	Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85% (b)	1.999	(c)%	05/25/47	$628,578
EUR	700	TDA 27 FTA, 3 Month EURIBOR + 0.19% (Spain)	0.00	(c)	12/28/50	656,372
GBP	250	Trinity Square PLC, 3 Month GBP LIBOR + 3.40% (United Kingdom)	3.446	(c)	07/15/51	322,596
	$250	TVC Mortgage Trust (b)	3.474		09/25/24	253,057
	124	Washington Mutual Mortgage Pass-Through Certificates Trust	2.79	(c)	09/25/33	122,298
		Total Mortgages - Other (Cost $59,027,458)				60,592,169
		Short-Term Investments (13.6%)
		U.S. Treasury Security (0.4%)
	733	U.S. Treasury Bill (e)(f) (Cost $732,720)	0.159		01/28/21	732,849
NUMBER OF SHARES (000)
		Investment Company (13.2%)
	22,682	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 9) (Cost $22,682,449)				22,682,449
		Total Short-Term Investments (Cost $23,415,169)				23,415,298
		Total Investments (Cost $190,762,920) (g)(h)			112.7%	193,153,132
		Liabilities in Excess of Other Assets			(12.7)	(21,825,464)
		Net Assets			100.0%	$171,327,668

  CMT  Constant Maturity Treasury Note Rate.

  EURIBOR  Euro Interbank Offered Rate.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

  TBA  To Be Announced.

  (a)  Security is subject to delayed delivery.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

  (d)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at October 31, 2020.

  (e)  Rate shown is the yield to maturity at October 31, 2020.

  (f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

  (g)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts and futures contracts.

  (h)  At October 31, 2020, the aggregate cost for federal income tax purposes is $190,818,316. The aggregate gross unrealized appreciation is $6,669,553 and the aggregate gross unrealized depreciation is $4,403,456, resulting in net unrealized appreciation of $2,266,097.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2020:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Australia and New Zealand Banking Group	GBP	2,990,942		$3,954,594	12/01/20	$79,158
Barclays Bank PLC		$15,574	CAD	20,452	12/01/20	(222)
BNP Paribas SA	EUR	125,946		$148,325	12/01/20	1,551
HSBC Bank PLC		$450,487	EUR	380,086	12/01/20	(7,547)
JPMorgan Chase Bank NA	CAD	1,429,426		$1,083,765	12/01/20	10,762
JPMorgan Chase Bank NA		$14,107	CAD	18,350	12/01/20	(332)
JPMorgan Chase Bank NA		$749,915	EUR	642,164	12/01/20	(1,557)
JPMorgan Chase Bank NA		$30,429	GBP	23,707	12/01/20	288
State Street Bank and Trust Co.	EUR	361,231		$426,715	12/01/20	5,748
State Street Bank and Trust Co.	GBP	496,864		$656,449	12/01/20	12,651
UBS AG	EUR	9,674,268		$11,523,620	12/01/20	249,531
UBS AG		$13,310	CAD	17,717	12/01/20	(11)
						$350,020

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2020 continued

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2020:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury Ultra Bond	8	Dec-20	$800	$1,720,000	$(51,984)
U.S. Treasury Ultra Long Bond	40	Dec-20	4,000	6,291,250	(92,812)
U.S. Treasury Long Bond	55	Dec-20	5,500	9,485,781	(296,397)
U.S. Treasury 10 yr. Note	44	Dec-20	4,400	6,081,625	(31,797)
Short:
U.S. Treasury 5 yr. Note	340	Dec-20	(34,000)	(42,704,531)	54,839
U.S. Treasury 2 yr. Note	54	Dec-20	(10,800)	(11,925,563)	(589)
					$(418,740)

Currency Abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

USD  United States Dollar

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements

Statement of Assets and Liabilities October 31, 2020

Assets:
Investments in securities, at value (cost $167,554,641)	$169,962,680
Investment in affiliates, at value (cost $23,208,279)	23,190,452
Total investments in securities, at value (cost $190,762,920)	193,153,132
Unrealized appreciation on open foreign currency forward exchange contracts	359,689
Cash (including foreign currency valued at $243,730 with a cost of $246,757)	243,730
Receivable for:
Investments sold	4,138,438
Shares of beneficial interest sold	447,260
Interest and paydown	424,124
Interest and dividends from affiliates	391
Prepaid expenses and other assets	75,849
Total Assets	198,842,613
Liabilities:
Unrealized depreciation on open foreign currency forward exchange contracts	9,669
Due to broker	260,000
Payable for:
Investments purchased	26,757,628
Shares of beneficial interest redeemed	170,677
Dividends to shareholders	52,162
Advisory fee	44,532
Transfer and sub transfer agent fees	43,447
Trustees' fees	41,173
Variation margin on open futures contracts	30,961
Distribution fee	15,566
Administration fee	11,891
Accrued expenses and other payables	77,239
Total Liabilities	27,514,945
Net Assets	$171,327,668
Composition of Net Assets:
Paid-in-Capital	$170,440,789
Total Distributable Earnings	886,879
Net Assets	$171,327,668
Class A Shares:
Net Assets	$48,755,824
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,654,008
Net Asset Value Per Share	$8.62
Maximum Offering Price Per Share, (net asset value plus 3.36% of net asset value)	$8.91
Class L Shares:
Net Assets	$1,144,237
Shares Outstanding (unlimited shares authorized, $0.01 par value)	133,874
Net Asset Value Per Share	$8.55
Class I Shares:
Net Assets	$116,307,059
Shares Outstanding (unlimited shares authorized, $0.01 par value)	13,721,609
Net Asset Value Per Share	$8.48
Class C Shares:
Net Assets	$5,109,726
Shares Outstanding (unlimited shares authorized, $0.01 par value)	597,341
Net Asset Value Per Share	$8.55
Class IS Shares:
Net Assets	$10,822
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,277
Net Asset Value Per Share	$8.47

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statement of Operations For the year ended October 31, 2020

Net Investment Income: Income
Interest	$7,004,374
Interest and dividends from affiliates (Note 9)	96,534
Total Income	7,100,908
Expenses
Advisory fee (Note 4)	864,188
Distribution fee (Class A shares) (Note 5)	135,439
Distribution fee (Class L shares) (Note 5)	5,666
Distribution fee (Class C shares) (Note 5)	57,226
Sub transfer agent fees and expenses (Class A shares)	44,690
Sub transfer agent fees and expenses (Class L shares)	759
Sub transfer agent fees and expenses (Class I shares)	124,458
Sub transfer agent fees and expenses (Class C shares)	3,377
Professional fees	148,933
Administration fee (Note 4)	147,096
Registration fees	107,720
Transfer agent fees and expenses (Class A shares) (Note 6)	26,564
Transfer agent fees and expenses (Class L shares) (Note 6)	2,034
Transfer agent fees and expenses (Class I shares) (Note 6)	35,376
Transfer agent fees and expenses (Class C shares) (Note 6)	3,494
Transfer agent fees and expenses (Class IS shares) (Note 6)	2,015
Shareholder reports and notices	44,093
Custodian fees ((Note 7)	42,364
Trustees' fees and expenses	7,476
Other	77,792
Total Expenses	1,880,760
Less: waiver of Advisory fees (Note 4)	(246,717)
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(16,871)
Less: reimbursement of class specific expenses (Class L shares) (Note 4)	(1,116)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(100,258)
Less: reimbursement of class specific expenses (Class IS shares) (Note 4)	(2,015)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 9)	(18,655)
Net Expenses	1,495,128
Net Investment Income	5,605,780
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(693,249)
Investments in affiliates (Note 9)	2,097
Futures contracts	(902,556)
Foreign currency forward exchange contracts	(615,779)
Foreign currency translation	(62,279)
Net Realized Loss	(2,271,766)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,071,680)
Investments in affiliates (Note 9)	(36,540)
Futures contracts	(168,543)
Foreign currency forward exchange contracts	971,014
Foreign currency translation	(4,345)
Net Change in Unrealized Appreciation (Depreciation)	(2,310,094)
Net Loss	(4,581,860)
Net Increase	$1,023,920

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2020	FOR THE YEAR ENDED OCTOBER 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,605,780	$5,699,243
Net realized gain (loss)	(2,271,766)	4,831,034
Net change in unrealized appreciation (depreciation)	(2,310,094)	3,294,495
Net Increase	1,023,920	13,824,772
Dividends and Distributions to Shareholders:
Class A shares	(2,286,608)	(1,909,619)
Class B shares*	—	(1,093)
Class L shares	(42,814)	(32,731)
Class I shares	(5,509,592)	(3,602,449)
Class C shares	(196,918)	(127,304)
Class IS shares	(468)	(358)
Total Dividends and Distributions to Shareholders	(8,036,400)	(5,673,554)
Net increase (decrease) from transactions in shares of beneficial interest	(18,850,740)	59,342,446
Net Increase (Decrease)	(25,863,220)	67,493,664
Net Assets:
Beginning of period	197,190,888	129,697,224
End of Period	$171,327,668	$197,190,888

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2020

1. Organization and Accounting Policies

Morgan Stanley Mortgage Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek a high level of current income. The Fund was organized as a Massachusetts business trust on November 20, 1986 and commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares and Class IS shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, most Class B shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares and Class IS shares are not subject to a sales charge. Additionally, Class A shares, Class L shares and Class C shares incur distribution expenses. As of this reporting period, all Class B shares were redeemed/converted to Class A shares and there were no shares outstanding. Accordingly, no financial highlights have been presented for Class B.

The Fund suspended offering Class L shares to all investors (April 30, 2015). Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

The following is a summary of significant accounting policies:

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted the ASU as of October 31, 2020 and it did not have an impact on the Fund's financial statements.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2020 continued

Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

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The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

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— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a

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timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2020:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$40,754,962	$—	$40,754,962
Asset-Backed Securities	—	58,081,012	—	58,081,012
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,101,265	—	4,101,265
Commercial Mortgage-Backed Securities	—	6,032,306	—	6,032,306

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INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets (cont'd):
Fixed Income Securities (cont'd)
Corporate Bond	$—	$176,120	$—	$176,120
Mortgages — Other	—	60,592,169	—	60,592,169
Total Fixed Income Securities	—	169,737,834	—	169,737,834
Short-Term Investments
U.S. Treasury Security	—	732,849	—	732,849
Investment Company	22,682,449	—	—	22,682,449
Total Short-Term Investments	22,682,449	732,849	—	23,415,298
Foreign Currency Forward Exchange Contracts	—	359,689	—	359,689
Futures Contract	54,839	—	—	54,839
Total Assets	22,737,288	170,830,372	—	193,567,660
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(9,669)	—	(9,669)
Futures Contracts	(473,579)	—	—	(473,579)
Total Liabilities	(473,579)	(9,669)	—	(483,248)
Total	$22,263,709	$170,820,703	$—	$193,084,412

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and

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possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency

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contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2020:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$54,839	(a)	Variation margin on open futures contracts	$(473,579	)(a)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	359,689		Unrealized depreciation on open foreign currency forward exchange contracts	(9,669)
		$414,528			$(483,248)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2020 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS
Interest Rate Risk	$(902,556)	$—
Currency Risk	—	(615,779)
Total	$(902,556)	$(615,779)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS
Interest Rate Risk	$(168,543)	$—
Currency Risk	—	971,014
Total	$(168,543)	$971,014

At October 31, 2020, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(b)	ASSETS(c)	LIABILITIES(c)
Foreign Currency Forward Exchange Contracts	$359,689	$(9,669)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, over-the-counter ("OTC") derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions

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by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2020:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(d)	NET AMOUNT (NOT LESS THAN $0)
Australia and New Zealand Banking Group	$79,158	$—	$—	$79,158
BNP Paribas SA	1,551	—	—	1,551
JPMorgan Chase Bank NA	11,050	(1,889)	—	9,161
State Street Bank and Trust Co.	18,399	—	—	18,399
UBS AG	249,531	(11)	(249,520)	0
Total	$359,689	$(1,900)	$(249,520)	$108,269

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$222	$—	$—	$222
HSBC Bank PLC	7,547	—	—	7,547
JPMorgan Chase Bank NA	1,889	(1,889)	—	0
UBS AG	11	(11)	—	0
Total	$9,669	$(1,900)	$—	$7,769

(d)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

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For the year ended October 31, 2020, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$32,409,759
Futures Contracts:
Average monthly original value	$114,725,848

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.47% to the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion. For the year ended October 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class A, 1.30% for Class L, 0.70% for Class I, 1.80% for Class C and 0.65% for Class IS. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended

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October 31, 2020, $246,717 of advisory fees were waived and $120,260 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2020, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50%, and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2020, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $163 and $230, respectively, and received $15,504 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

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8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2020		FOR THE YEAR ENDED OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,088,396	$9,387,102	1,772,488	$15,248,092
Conversion from Class B	—	—	11,731	100,115
Reinvestment of dividends and distributions	260,385	2,226,967	215,614	1,859,121
Redeemed	(2,983,492)	(25,373,328)	(1,886,456)	(16,196,297)
Net increase (decrease) — Class A	(1,634,711)	(13,759,259)	113,377	1,011,031
CLASS B SHARES*
Exchanged	—	—	6,209	51,669
Conversion to Class A	—	—	(11,998)	(100,115)
Reinvestment of dividends	—	—	123	1,019
Redeemed	—	—	(15,568)	(128,294)
Net decrease — Class B	—	—	(21,234)	(175,721)
CLASS L SHARES
Exchanged	154	1,314	—	—
Reinvestment of dividends and distributions	4,966	42,048	3,765	32,160
Redeemed	(5,194)	(43,629)	(8,206)	(69,678)
Net decrease — Class L	(74)	(267)	(4,441)	(37,518)
CLASS I SHARES
Sold	11,578,738	97,537,199	14,976,289	126,915,769
Reinvestment of dividends and distributions	639,180	5,364,631	411,883	3,501,852
Redeemed	(13,044,631)	(107,131,454)	(8,575,466)	(73,370,773)
Net increase (decrease) — Class I	(826,713)	(4,229,624)	6,812,706	57,046,848
CLASS C SHARES
Sold	295,609	2,538,428	320,778	2,737,759
Reinvestment of dividends and distributions	22,780	193,349	14,745	126,240
Redeemed	(429,033)	(3,593,833)	(159,584)	(1,366,400)
Net increase (decrease) — Class C	(110,644)	(862,056)	175,939	1,497,599
CLASS IS SHARES
Reinvestment of dividends and distributions	55	466	24	207
Net increase (decrease) in Fund	(2,572,087)	$(18,850,740)	7,076,371	$59,342,446

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

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Notes to Financial Statements  ■  October 31, 2020 continued

9. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2020, aggregated $421,857,541 and $433,240,401, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $358,631,282 and $353,459,470, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2020, advisory fees paid were reduced by $18,655 relating to the Fund's investment in the Liquidity Funds.

The Fund had transactions with Morgan Stanley and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2020 is as follows:

AFFILIATED INVESTMENT COMPANY/ ISSUER	VALUE OCTOBER 31, 2019	PURCHASES AT COST	PROCEEDS FROM SALES/ PAYDOWNS	INTEREST/ DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED DEPRECAITION	VALUE OCTOBER 31, 2020
Liquidity Funds	$8,965,056	$129,951,917	$116,234,524	$82,099	$—	$—	$22,682,449
Morgan Stanley Dean Witter Capital I, Inc. Trust	280,241	—	117,682	6,240	2,861	(5,384)	160,036
Morgan Stanley ABS Capital I, Inc. Trust	326,607	—	—	5,218	—	(27,229)	299,378
Morgan Stanley Mortgage Loan Trust	89,231	—	35,951	2,977	(764)	(3,927)	48,589
	$9,661,135	$129,951,917	$116,388,157	$96,534	$2,097	$(36,540)	$23,190,452

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2020 continued

compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2020, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $455. At October 31, 2020, the Fund had an accrued pension liability of $41,173, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally,

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2020 continued

each of the tax years in the four-year period ended October 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 DISTRIBUTIONS PAID FROM:		2019 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$7,863,969	$172,431	$5,673,554	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2020.

At October 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$97,711	$—

At October 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of $1,050,079 and $324,663, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

11. Market Risk and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2020 continued

fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

12. Credit Facility

The Fund and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended October 31, 2020, the Fund did not have any borrowings under the Facility.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2020 continued

13. Other

At October 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.5%.

14. LIBOR Risk

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

Morgan Stanley Mortgage Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2020		2019		2018		2017		2016(1)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.79		$8.39		$8.65		$8.58		$8.46
Income (loss) from investment operations:
Net investment income	0.24		0.26		0.29		0.29		0.33
Net realized and unrealized gain (loss)	(0.07)		0.41		(0.26)		0.09		0.21
Total income from investment operations	0.17		0.67		0.03		0.38		0.54
Less distributions from:
Net investment income	(0.31)		(0.27)		(0.29)		(0.27)		(0.42)
Net realized gain	(0.03)		—		—		—		—
Paid-in-capital	—		—		—		(0.04)		—
Total distributions	(0.34)		(0.27)		(0.29)		(0.31)		(0.42)
Net asset value, end of period	$8.62		$8.79		$8.39		$8.65		$8.58
Total Return	2.09	%(6)	8.04	%(2)	0.32	%(2)	4.55	%(2)	6.70	%(2)(3)
Ratios to Average Net Assets:
Net expenses	0.99	%(4)(5)	0.98	%(4)(5)	0.98	%(4)(5)	0.99	%(4)(5)	0.99	%(4)(5)
Net investment income	2.84	%(4)(5)	3.10	%(4)(5)	3.39	%(4)(5)	3.54	%(4)(5)	3.58	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.02%		0.02%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$48,756		$64,085		$60,170		$55,572		$52,840
Portfolio turnover rate	233%		261%		370%		284%		253%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 1.24% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 5.46%.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2020	1.16%	2.67%
October 31, 2019	1.20	2.88
October 31, 2018	1.31	3.06
October 31, 2017	1.34	3.19
October 31, 2016	1.30	3.27

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2020		2019		2018		2017		2016(1)
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.71		$8.31		$8.57		$8.51		$8.38
Income (loss) from investment operations:
Net investment income	0.22		0.23		0.27		0.26		0.30
Net realized and unrealized gain (loss)	(0.06)		0.41		(0.27)		0.09		0.22
Total income from investment operations	0.16		0.64		0.00	(2)	0.35		0.52
Less distributions from:
Net investment income	(0.29)		(0.24)		(0.26)		(0.25)		(0.39)
Net realized gain	(0.03)		—		—		—		—
Paid-in-capital	—		—		—		(0.04)		—
Total distributions	(0.32)		(0.24)		(0.26)		(0.29)		(0.39)
Net asset value, end of period	$8.55		$8.71		$8.31		$8.57		$8.51
Total Return	1.93	%(7)	7.81	%(3)	0.03	%(3)	4.17	%(3)	6.45	%(3)(4)
Ratios to Average Net Assets:
Net expenses	1.29	%(5)(6)	1.28	%(5)(6)	1.28	%(5)(6)	1.29	%(5)(6)	1.29	%(5)(6)
Net investment income	2.58	%(5)(6)	2.84	%(5)(6)	3.14	%(5)(6)	3.30	%(5)(6)	3.33	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.02%		0.02%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$1,144		$1,167		$1,150		$1,904		$2,194
Portfolio turnover rate	233%		261%		370%		284%		253%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 1.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 5.20%.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2020	1.53%	2.34%
October 31, 2019	1.71	2.41
October 31, 2018	1.66	2.76
October 31, 2017	1.65	2.94
October 31, 2016	1.58	3.04

(7)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2020		2019		2018		2017		2016(1)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.64		$8.24		$8.50		$8.43		$8.31
Income (loss) from investment operations:
Net investment income	0.27		0.28		0.32		0.31		0.35
Net realized and unrealized gain (loss)	(0.06)		0.41		(0.27)		0.10		0.21
Total income from investment operations	0.21		0.69		0.05		0.41		0.56
Less distributions from:
Net investment income	(0.34)		(0.29)		(0.31)		(0.30)		(0.44)
Net realized gain	(0.03)		—		—		—		—
Paid-in-capital	—		—		—		(0.04)		—
Total distributions	(0.37)		(0.29)		(0.31)		(0.34)		(0.44)
Net asset value, end of period	$8.48		$8.64		$8.24		$8.50		$8.43
Total Return	2.58	%(6)	8.53	%(2)	0.64	%(2)	4.96	%(2)	7.04	%(2)(3)
Ratios to Average Net Assets:
Net expenses	0.69	%(4)(5)	0.69	%(4)(5)	0.68	%(4)(5)	0.68	%(4)(5)	0.69	%(4)(5)
Net investment income	3.20	%(4)(5)	3.42	%(4)(5)	3.75	%(4)(5)	3.89	%(4)(5)	3.95	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.02%		0.02%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$116,307		$125,752		$63,767		$52,054		$42,881
Portfolio turnover rate	233%		261%		370%		284%		253%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 1.26% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 5.78%.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2020	0.91%	2.98%
October 31, 2019	0.94	3.17
October 31, 2018	1.05	3.38
October 31, 2017	1.05	3.52
October 31, 2016	1.02	3.62

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2020		2019		2018		2017		2016(1)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.72		$8.32		$8.58		$8.51		$8.38
Income (loss) from investment operations:
Net investment income	0.18		0.19		0.22		0.22		0.26
Net realized and unrealized gain (loss)	(0.07)		0.41		(0.26)		0.09		0.22
Total income (loss) from investment operations	0.11		0.60		(0.04)		0.31		0.48
Less distributions from:
Net investment income	(0.25)		(0.20)		(0.22)		(0.20)		(0.35)
Net realized gain	(0.03)		—		—		—		—
Paid-in-capital	—		—		—		(0.04)		—
Total distributions	(0.28)		(0.20)		(0.22)		(0.24)		(0.35)
Net asset value, end of period	$8.55		$8.72		$8.32		$8.58		$8.51
Total Return	1.33	%(6)	7.31	%(2)	(0.47	)%(2)	3.73	%(2)	5.91	%(2)(3)
Ratios to Average Net Assets:
Net expenses	1.76	%(4)(5)	1.74	%(4)(5)	1.78	%(4)(5)	1.78	%(4)(5)	1.79	%(4)(5)
Net investment income	2.10	%(4)(5)	2.36	%(4)(5)	2.62	%(4)(5)	2.68	%(4)(5)	2.78	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.02%		0.02%		0.02%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$5,110		$6,176		$4,427		$2,379		$807
Portfolio turnover rate	233%		261%		370%		284%		253%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 1.24% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 4.67%.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2020	1.90%	1.96%
October 31, 2019	1.92	2.18
October 31, 2018	2.07	2.34
October 31, 2017	2.21	2.25
October 31, 2016	2.22	2.35

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,				PERIOD FROM
					JUNE 15, 2018(1) TO
	2020		2019		OCTOBER 31, 2018
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.64		$8.24		$8.35
Income (loss) from investment operations:
Net investment income	0.27		0.29		0.12
Net realized and unrealized gain (loss)	(0.07)		0.41		(0.12)
Total income from investment operations	0.20		0.70		0.00	(2)
Less distributions from:
Net investment income	(0.34)		(0.30)		(0.11)
Net realized gain	(0.03)		—		—
Total distributions	(0.37)		(0.30)		(0.11)
Net asset value, end of period	$8.47		$8.64		$8.24
Total Return	2.51	%(8)	8.58	%(3)	0.07	%(3)(6)
Ratios to Average Net Assets:
Net expenses	0.64	%(4)(5)	0.63	%(4)(5)	0.62	%(4)(5)(7)
Net investment income	3.26	%(4)(5)	3.53	%(4)(5)	3.77	%(4)(5)(7)
Rebate from Morgan Stanley affiliate	0.01%		0.02%		0.03	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$11		$11		$10
Portfolio turnover rate	233%		261%		370%

(1)  Commencement of Offering.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2020	19.93%	(16.03)%
October 31, 2019	21.33	(17.17)
October 31, 2018	13.46	(9.07)

(6)  Not annualized.

(7)  Annualized.

(8)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mortgage Securities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mortgage Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 23, 2020

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and,

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited) continued

where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee and total expense ratio were higher than its peer group averages and its actual management fee was lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance and management fee were competitive with its peer group averages and (ii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited) continued

historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mortgage Securities Trust

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Mortgage Securities Trust

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Mortgage Securities Trust

Privacy Notice (unaudited) continued  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Mortgage Securities Trust

Privacy Notice (unaudited) continued  April 2019

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire;
			awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019)

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Mortgage Securities Trust

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended October 31, 2020. The Fund designated and paid $172,431 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
22nd Floor
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2020 Morgan Stanley

MTGANN
3344022 EXP 12.31.21

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020

	Registrant		Covered Entities(1)
Audit Fees	$69,900		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$306,320	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$336,320

Total	$69,900		$336,320

2019

	Registrant		Covered Entities(1)
Audit Fees	$68,900		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,125	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$5,125		$651,406

Total	$74,025		$651,406

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$150,000 PwC $125,000 PwC	* *
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mortgage Securities Trust

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 17, 2020

/s/ Francis Smith

Francis Smith

Principal Financial Officer

December 17, 2020